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                      MFS(R) Union Standard(R) Equity Fund

          Supplement to the Current Statement of Additional Information


  This Supplement describes certain changes, effective immediately, to the Fund's Statement of Additional Information.

                  The initial sales charge on Class A shares will be waived on shares purchased using redemption proceeds from a separate institutional account of Connecticut General Life Insurance Company with respect to which MFS Institutional Advisors, Inc. acts as investment adviser. No commissions will be payable to any dealer, bank or other financial intermediary with respect to shares purchased in this manner.


  The date of this Supplement is July 10, 1998 (as revised September 1, 2000).